EXHIBIT 10.7

                             ADOPTION AGREEMENT #011
               NONSTANDARDIZED CODE SS.401(K) PROFIT SHARING PLAN

         The undersigned, BENCHMARK ELECTRONICS, INC. ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the TEXAS COMMERCE BANK NATIONAL ASSOCIATION Defined Contribution Master Plan (basic plan document 1903 by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Master Plan.

                                    ARTICLE I
                                   DEFINITIONS

         1.02 TRUSTEE. The Trustee executing this Adoption Agreement is: (CHOOSE
(A) OR (B))

[_]      (a) A discretionary Trustee. See Section 10.03[A] of the Plan.

[x] (b) A nondiscretionary Trustee. See Section 10.03(B) of the Plan. [NOTE: THE EMPLOYER MAY NOT ELECT OPTION (B) IF A CUSTODIAN EXECUTES THE ADOPTION AGREEMENT.]

         1.03 PLAN. The name of the Plan as adopted by the Employer is BENCHMARK ELECTRONICS, INC. 401(K) EMPLOYEE SAVINGS PLAN.

         1.07 EMPLOYEE. The following Employees are not eligible to participate in the Plan: (CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (G))

[_]      (a) No exclusions.

[x] (b) Collective bargaining employees (as defined in Section 1.07 of the Plan). [Note: IF THE EMPLOYER EXCLUDES UNION EMPLOYEES FROM THE PLAN, THE EMPLOYER MUST BE ABLE TO PROVIDE EVIDENCE THAT RETIREMENT BENEFITS WERE THE SUBJECT OF GOOD FAITH BARGAINING.]

[x] (c) Nonresident aliens who do not receive any earned income (as defined in Code ss.911(d)(2)) from the Employer which constitutes United States source income (as defined in Code ss.861(a)(3)).

[_]      (d) Commission Salesmen.

[_]      (e) Any Employee compensated on a salaried basis.

[_]      (f) Any Employee compensated on an hourly basis.

[_]      (g) (SPECIFY)________________________________________________.

LEASED EMPLOYEES. Any Leased Employee treated as an Employee under Section 1.31 of the Plan, is: (CHOOSE (H) OR (I))

[x]      (h) Not eligible to participate in the Plan.

[_] (i) Eligible to participate in the Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement
         Section 1.07.

RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to

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participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07. In addition:
(CHOOSE (J) OR (K))

[x] (j) No other related group member's Employees are eligible to participate in the Plan.

[_] (k) The following nonparticipating related group member's Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07: .

         1.12 COMPENSATION.

TREATMENT OF ELECTIVE CONTRIBUTIONS. (CHOOSE (A) OR (B))

[x] (a) "Compensation" includes elective contributions made by the Employer on the Employee's behalf.

[_]      (b) "Compensation" does not include elective contributions.

MODIFICATIONS TO COMPENSATION DEFINITION. (CHOOSE (C) OR AT LEAST ONE OF (D) THROUGH (J))

[_]      (c) No modifications other than as elected under Options (a) or (b).

[_]      (d) The Plan excludes Compensation in excess of $____________________.

[_] (e) In lieu of the definition in Section 1.12 of the Plan, Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement Section 1.12.

[_]      (f) The Plan excludes bonuses.

[_]      (g) The Plan excludes overtime.

[_]      (h) The Plan excludes Commissions.

[_] (i) Compensation will not include Compensation from a related employer (as defined in Section 1.30 of the Plan) that has not executed a Participation Agreement in this Plan unless, pursuant to Adoption Agreement Section 1.07, the Employees of that related employer are eligible to participate in this Plan.

[x] (j) (SPECIFY) W-2 WAGES MEANS WAGES FOR FEDERAL INCOME TAX WITHHOLDING PURPOSES, AS DEFINED UNDER CODESS.3401(A), PLUS ALL OTHER PAYMENTS TO AN EMPLOYEE IN THE COURSE OF THE EMPLOYER'S TRADE OR BUSINESS, FOR WHICH THE EMPLOYER MUST FURNISH THE EMPLOYEE A WRITTEN STATEMENT UNDER CODE &SS.6041(D) AND 6051(A)(3), DISREGARDING ANY RULES LIMITING THE REMUNERATION INCLUDED AS WAGES UNDER THIS DEFINITION BASED ON THE NATURE OR LOCATION OF THE EMPLOYMENT OR SERVICE PERFORMED. AS LONG AS THE INSTRUCTIONS TO BOX 10 OF FORM W-2 ARE CONSISTENT WITH THE INSTRUCTIONS FOR THE 1991 FORM W-2, THE EMPLOYER MAY TREAT THE AMOUNT REPORTED IN BOX 10 AS SATISFYING THIS DEFINITION. IN ADDITION, THE PLAN EXCLUDES REIMBURSEMENT OR OTHER EXPENSE ALLOWANCES, FRINGE BENEFITS (CASH AND NONCASH), MOVING EXPENSES, DEFERRED COMPENSATION AND WELFARE BENEFITS.

If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f), (g),
(h) or (j) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee.

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SPECIAL DEFINITION FOR MATCHING CONTRIBUTIONS. "Compensation" for purposes of any matching contribution formula under Article III means: (CHOOSE (K) OR (L) ONLY IF APPLICABLE)

[x]      (k) Compensation as defined in this Adoption Agreement Section 1.12.

[_]      (l) (SPECIFY) ___________ .

SPECIAL DEFINITION FOR SALARY REDUCTION CONTRIBUTIONS. An Employee's salary reduction agreement applies to his Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions: (CHOOSE (M) OR AT LEAST ONE OF (N) OR (O), IF APPLICABLE)

[x]      (m) No exceptions.

[_] (n) If the Employee makes elective contributions to another plan maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the withholding period: (CHOOSE (1) OR (2))

         [_] (1) After the reduction for such period of elective contributions to the other plan(s).

         [_] (2) Prior to the reduction for such period of elective contributions to the other plan(s).

[_]      (o) (SPECIFY) ______________________________________.

         1.17 PLAN YEAR/LIMITATION YEAR.

PLAN YEAR.  Plan Year means: (CHOOSE (A) OR (B))

[x]      (a) The 12 consecutive month period ending every DECEMBER 31.

[_]      (b) (SPECIFY)________________________________________.

LIMITATION YEAR.  The Limitation Year is: (CHOOSE (C) OR (D))

[x]      (c) The Plan Year.

[_]      (d) The 12 consecutive month period ending every ____________________.

         1.18 EFFECTIVE DATE.

NEW PLAN.  The "Effective Date" of the Plan is _______________.

RESTATED PLAN. The restated Effective Date is APRIL 1, 1997.

This Plan is a substitution and amendment of an existing retirement plan(s)originally established JANUARY 1, 1990. [NOTE: SEE THE EFFECTIVE DATE ADDENDUM.]


         1.27 HOUR OF SERVICE. The crediting method for Hours of Service is:
(CHOOSE (A) OR (B))

[x]      (a) The actual method.

[_]      (b) The __________________ equivalency method, except:

         [_]      (1) No exceptions.

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         [_]      (2) The actual method applies for purposes of: (CHOOSE AT
                  LEAST ONE)

                  [_]      (i) Participation under Article II.

                  [_]      (ii) Vesting under Article V.

                  [_]      (iii) Accrual of benefits under Section 3.06.

[NOTE: ON THE BLANK LINE, INSERT "DAILY," "WEEKLY," "SEMI-MONTHLY PAYROLL PERIODS" OR "MONTHLY."]

         1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s): ELECTRONICS ACQUISITION, INC., EMD ASSOCIATES, INC. Service with the designated predecessor employer(s) applies: (CHOOSE AT LEAST ONE OF (A) OR (B); (C) IS AVAILABLE ONLY IN ADDITION TO (A) OR (B))

[x]      (a) For purposes of participation under Article II.

[x]      (b) For purposes of vesting under Article V.

[_]      (c) Except the following Service:___________________________________ .

[NOTE: IF THE PLAN DOES NOT CREDIT ANY PREDECESSOR SERVICE UNDER THIS PROVISION, INSERT "N/A" IN THE FIRST BLANK LINE. THE EMPLOYER MAY ATTACH A SCHEDULE TO THIS ADOPTION AGREEMENT, IN THE SAME FORMAT AS THIS SECTION 1.29, DESIGNATING ADDITIONAL PREDECESSOR EMPLOYERS AND THE APPLICABLE SERVICE CREDITING ELECTIONS.]

         1.31 LEASED EMPLOYEES. If a Leased Employee is a Participant in the Plan and also participates in a plan maintained by the leasing organization:
(CHOOSE (A) OR (B))

[N/A] (a) The Advisory Committee will determine the Leased Employee's allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

[_] (b) The Advisory Committee will reduce a Leased Employee's allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

         [_] (1) Must be a money purchase plan which would satisfy the definition under Section 1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.

         [_] (2) Must satisfy the features and, if a defined benefit plan, the method of reduction described in an addendum to this Adoption Agreement, numbered 1.31.

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                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

         2.01 ELIGIBILITY.

ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (CHOOSE (A) OR (B) OR BOTH; (C) IS OPTIONAL AS AN ADDITIONAL ELECTION.)

[x]      (a) Attainment of age 21 (SPECIFY AGE, NOT EXCEEDING 21).

[x]      (b) Service requirement. (CHOOSE ONE OF (1) THROUGH (3).)

         [x]      (1) One Year of Service.

         [_] (2) ___ months (not exceeding 12) following the Employee's Employment Commencement Date.

         [_]      (3) One Hour of Service.

[_] (c) Special requirements for non-401(k) portion of plan. (MAKE ELECTIONS UNDER (1) AND UNDER (2))

         (1) The requirements of this Option (c) apply to participation in:
         (CHOOSE AT LEAST ONE OF (I) THROUGH (iii))

                  [_] (i) The allocation of Employer nonelective contributions and Participant forfeitures.

                  [_] (ii) The allocation of Employer matching contributions (including forfeitures allocated as matching contributions).

                  [_] (iii) The allocation of Employer qualified nonelective contributions.

         (2) For participation in the allocations described in (1), the eligibility conditions are: (CHOOSE AT LEAST ONE OF (I) THROUGH (IV))

                  [_] (i) __ (one or two) Year(s) of Service, without an intervening Break in Service (as described in Section 2.03(A) of the Plan) if the requirement is two Years of Service.

                  [_] (ii) __ months (not exceeding 24) following the Employee's Employment Commencement Date.

                  [_]      (iii) One Hour of Service.

                  [_]      (iv) Attainment of age ___ (SPECIFY AGE, NOT
                           EXCEEDING 21).

PLAN ENTRY DATE. "Plan Entry Date" means the Effective Date and: (CHOOSE (D),
(E) OR (F)

[_] (d) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[_]      (e) The first day of the Plan Year.

[x] (f) (SPECIFY ENTRY DATES) JANUARY 1, APRIL 1, JULY 1, OCTOBER 1 COINCIDENT WITH COMPLETION OF ELIGIBILITY REQUIREMENTS OR UNDER (G) BELOW, WHICHEVER IS EARLIER.

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TIME OF PARTICIPATION. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option (c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (CHOOSE (G), (H) OR (I))

[x]      (g) immediately following

[_]      (h) immediately preceding

[_]      (i) nearest

the date the Employee completes the eligibility conditions described in Options
(a) and (b) (or in Option (c)(2) if applicable) of this Adoption Agreement
Section 2.01. [NOTE: THE EMPLOYER MUST COORDINATE THE SELECTION OF (G), (H) OR
(I) WITH THE "PLAN ENTRY DATE" SELECTION IN (D), (E) OR (f). UNLESS OTHERWISE EXCLUDED UNDER SECTION 1.07, THE EMPLOYEE MUST BECOME A PARTICIPANT BY THE EARLIER of.- (1) THE FIRST DAY OF THE PLAN YEAR BEGINNING AFTER THE DATE THE EMPLOYEE COMPLETES THE AGE AND SERVICE REQUIREMENTS OF CODE SS.410(A); OR (2) 6 MONTHS AFTER THE DATE THE EMPLOYEE COMPLETES THOSE REQUIREMENTS.]

DUAL ELIGIBILITY. The eligibility conditions of this Section 2.01 apply to:
(CHOOSE (J) OR (K))

[x]      (j) All Employees of the Employer, except: (CHOOSE (1) OR (2))

         [x]      (1) No exceptions.

         [_] (2) Employees who are Participants in the Plan as of the Effective Date.

[_]      (k) Solely to an Employee employed by the Employer after
         ________________. If the Employee was employed by the Employer on or before the specified date, the Employee will become a Participant:

         (CHOOSE (1), (2) OR (3))

         [_] (1) On the latest of the Effective Date, his Employment Commencement Date or the date he attains age _____ (not to exceed 21).

         [_] (2) Under the eligibility conditions in effect under the Plan prior to the restated Effective Date. If the restated Plan required more than one Year of Service to participate, the eligibility condition under this Option (2) for participation in the Code ss.401(k) arrangement under this Plan is one Year of Service for Plan Years beginning after December 31, 1988. [FOR RESTATED PLANS ONLY]

         [_]      (3) (SPECIFY)________________________________________________

         2.02 YEAR OF SERVICE - PARTICIPATION.

HOURS OF SERVICE.  An Employee must complete: (CHOOSE (A) OR (B))

[x]      (a) 1,000 Hours of Service

[_]      (b) __ Hours of Service

during an eligibility computation period to receive credit for a Year of Service. [NOTE: THE HOURS OF SERVICE REQUIREMENT MAY NOT EXCEED 1,000.]

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ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (CHOOSE (C) OR (D))

[_] (c) The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.

[x] (d) The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

     2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan: (CHOOSE (A) OR (B))

[x]      (a)  Does not apply to the Employer's Plan.

[_]      (b)  Applies to the Employer's Plan.

         2.06 ELECTION NOT TO PARTICIPATE. The Plan: (CHOOSE (A) OR (B))

[x] (a) Does not permit an eligible Employee or a Participant to elect not to participate.

[_] (b) Does permit an eligible Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules: (COMPLETE (1), (2), (3) AND (4))

         (1) An election is effective for a Plan Year if filed no later than ___________________________________.

         (2)      An election not to participate must be effective for at least
                  ___ Plan Year(s).

         (3)      Following a re-election to participate, the Employee or
                  Participant:

                  [_] (i) May not again elect not to participate for any subsequent Plan Year.

                  [_] (ii) May again elect not to participate, but not earlier than the ____________Plan Year following the Plan Year in which the re-election first was effective.

                  (4)      (SPECIFY)_____________________________ [INSERT "NIA"
                           IF NO OTHER RULES APPLY].

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

         3.01 AMOUNT.

PART I. [OPTIONS (A) THROUGH (G)] AMOUNT OF EMPLOYER'S CONTRIBUTION. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section
3.01. (CHOOSE ANY COMBINATION OF (A), (B), (C) AND (D), OR CHOOSE (E))

[x]      (a) Deferral contributions (Codess.401(k) arrangement). (CHOOSE (1) OR
         (2) OR BOTH)

         [x] (1) Salary reduction arrangement. The Employer must contribute the amount by which the Participants have reduced their Compensation for the Plan Year, pursuant to their salary reduction agreements on file with the Advisory Committee. A reference in the Plan to salary reduction contributions is a reference to these amounts.

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         [_]      (2) Cash or deferred arrangement. The Employer will contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

[x] (b) MATCHING CONTRIBUTIONS. The Employer will make matching contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

[x] (c) DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS. The Employer, in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

[x]      (d) NONELECTIVE CONTRIBUTIONS. (CHOOSE ANY COMBINATION OF (1) THROUGH
         (4))

         [x] (1) Discretionary contribution. The amount (or additional amount) the Employer may from time to time deem advisable.

         [_] (2) The amount (or additional amount) the Employer may from time to time deem advisable, separately determined for each of the following classifications of Participants: (CHOOSE (I) OR
                  (II))

                  [_] (i) Nonhighly Compensated Employees and Highly Compensated Employees.

                  [_]      (ii) (SPECIFY CLASSIFICATIONS)
                           _________________________________________.

         Under this Option (2), the Advisory Committee will allocate the amount contributed for each Participant classification in accordance with Part 11 of Adoption Agreement Section 3.04, as if the Participants in that classification were the only Participants in the Plan.

         [_] (3) ___% of the Compensation of all Participants under the Plan, determined for the Employer's taxable year for which it makes the contribution. [NOTE: THE PERCENTAGE SELECTED MAY NOT EXCEED 15 % . ]

         [_]      (4) ___% of Net Profits but not more than $_____________.

[_] (e) FROZEN PLAN. This Plan is a frozen Plan effective _________. The Employer will not contribute to the Plan with respect to any period following the stated date.

NET PROFITS.  The Employer:  (CHOOSE (0 OR (G))

[x] (f) Need not have Net Profits to make its annual contribution under this Plan.

[_] (g) Must have current or accumulated Net Profits exceeding $____________ to make the following contributions: (CHOOSE AT LEAST
         ONE)

         [_]      (1) Cash or deferred contributions described in Option (a)(2).

         [_]      (2) Matching contributions described in Option (b), except:

         [_]      (3) Qualified nonelective contributions described in Option
                  (c).

         [_]      (4) Nonelective contributions described in Option (d).

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The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically excludes N/A . [Note: ENTER "NIA" IF NO EXCLUSIONS APPLY.]

If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.

PART II. [OPTIONS (H) THROUGH (J)] MATCHING CONTRIBUTION FORMULA. [NOTE: IF THE EMPLOYER ELECTED OPTION (B), COMPLETE OPTIONS (H), (I) AND (J).]

[x] (h) AMOUNT OF MATCHING CONTRIBUTIONS. For each Plan Year, the Employer's matching contribution IS: (CHOOSE ANY COMBINATION OF (1),
         (2), (3), (4) AND (5))

         [x] (1) An amount equal to 50% of each Participant's eligible contributions for the Plan Year.

         [_] (2) An amount equal to _____% of each Participant's first tier of eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan .

         [_]      (3) Discretionary formula.

                  [_] (i) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's eligible contributions for the Plan Year.

                  [_] (ii) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of each tier of the Participant's eligible contributions for the Plan Year.

         [_] (4) An amount equal to the following percentage of each Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:

                NUMBER OF YEARS OF SERVICE               MATCHING PERCENTAGE

                         ____                                     ____
                         ____                                     ____
                         ____                                     ____
                         ____                                     ____
                         ____                                     ____

                  The Advisory Committee will apply this formula by determining Years of Service as follows: ________________________________.

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         [_]      (5) A Participant's matching contributions may not: (CHOOSE
                  (I) OR (II))

                  [_]      (i) Exceed ______________________________.

                  [_]      (ii) Be less than __________________________.

         RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. NOTE: SEPARATE MATCHING CONTRIBUTION FORMULAS CREATE SEPARATE CURRENT BENEFIT STRUCTURES THAT MUST SATISFY THE MINIMUM PARTICIPATION TEST OF CODE SS.401 (A) (26). ]

[x] (i) DEFINITION OF ELIGIBLE CONTRIBUTIONS. Subject to the requirements of Option (j), the term "eligible contributions" means: (CHOOSE ANY COMBINATION OF (1) THROUGH (3))

         [x]      (1) Salary reduction contributions.

         [_] (2) Cash or deferred contributions (including any part of the Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).

         [_] (3) Participant mandatory contributions, as designated in Adoption Agreement Section 4.01. See Section 14.04 of the Plan.

[x] (j) AMOUNT OF ELIGIBLE CONTRIBUTIONS TAKEN INTO ACCOUNT. When determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply:

         (CHOOSE ANY COMBINATION OF (1) THROUGH (4))

         [_] (1) The Advisory Committee will take into account all eligible contributions credited for thePlan Year.

         [x] (2) The Advisory Committee will disregard eligible contributions exceeding 6 % .

         [_] (3) The Advisory Committee will treat as the first tier of eligible contributions, an amount not exceeding:
                  _____________________________.

                  The subsequent tiers of eligible contributions are:
                  ________________________.

         [_]      (4) (SPECIFY)

PART 111. [OPTIONS (K) AND (1)]. SPECIAL RULES FOR CODESS.401(K) ARRANGEMENT. (CHOOSE (K) OR (1), OR BOTH, AS APPLICABLE)

[x] (k) SALARY REDUCTION AGREEMENTS. The following rules and restrictions apply to an Employee's salary reduction agreement: (MAKE A SELECTION UNDER (1), (2), (3) AND (4))

         (1) Limitation on amount. The Employee's salary reduction contributions: (CHOOSE (I) OR AT LEAST ONE OF (II) OR (III))

                  [_] (i) No maximum limitation other than as provided in the Plan.

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                  [x]      (ii) May not exceed 17% of Compensation for the Plan
                           Year, subject to the annual additions limitation described in Part 2 of Article III and the 402(g) limitation described in Section 14.07 of the Plan.

                  [_] (iii) Based on percentages of Compensation must equal at least ________________.

         (2) An Employee may revoke, on a prospective basis, a salary reduction agreement: (CHOOSE (I), (II), (III) OR (IV))

                  [_]      (i) Once during any Plan Year but not later than
                           _______ of the Plan Year.

                  [_]      (ii) As of any Plan Entry Date.

                  [_]      (iii) As of the first day of any month.

                  [x]      (iv) (SPECIFY, BUT MUST BE AT LEAST ONCE PER PLAN
                           YEAR) AS OF THE FIRST DAY OF ANY PAYROLL PERIOD.

         (3) An Employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date: (CHOOSE (I), (II), (III) OR (IV))

                  [_]      (i) No earlier than the first day of the next Plan
                           Year.

                  [x] (ii) As of any subsequent Plan Entry Date . [_] (iii) As of the first day of any month subsequent to the month in which he revoked an Agreement.

                  [_] (iv) (SPECIFY, BUT MUST BE AT LEAST ONCE PER PLAN YEAR FOLLOWING THE PLAN YEAR OF REVOCATION)
                           ____________________________________.

         (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount: (CHOOSE (I), (II), (III) OR (IV))

                  [_]      (i) As of the beginning of each payroll period.

                  [_]      (ii) As of the first day of each month.

                  [x]      (iii) As of any Plan Entry Date.

                  [_] (iv) (SPECIFY, BUT MUST PERMIT AN INCREASE OR A DECREASE AT LEAST ONCE PER PLAN YEAR) ___.

[_] (1) CASH OR DEFERRED CONTRIBUTIONS. For each Plan Year for which the Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation described in Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution: (CHOOSE (1) OR (2))

         [_]      (1) All or any portion.

         [_]      (2) _____________________% .

         3.04 CONTRIBUTION ALLOCATION. The Advisory Committee will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the elections under this Adoption Agreement Section 3.04.

PART I. [OPTIONS (A) THROUGH (D)]. SPECIAL ACCOUNTING ELECTIONS. (CHOOSE WHICHEVER ELECTIONS ARE APPLICABLE TO THE EMPLOYER'S PLAN)

[x] (a) MATCHING CONTRIBUTIONS ACCOUNT. The Advisory Committee will allocate matching contributions to a Participant's: (CHOOSE (1) OR (2);
         (3) IS AVAILABLE ONLY IN ADDITION TO (1))

         [x]      (1) Regular Matching Contributions Account.

         [_]      (2) Qualified Matching Contributions Account.

         [_] (3) Except, matching contributions under Option(s) _ of Adoption Agreement Section 3.01 are allocable to the Qualified Matching Contributions Account.

[x] (b) SPECIAL ALLOCATION DATES FOR SALARY REDUCTION CONTRIBUTIONS. The Advisory Committee will allocate salary reduction contributions as of the Accounting Date and as of the following additional allocation dates: AS SOON AS ADMINISTRATIVELY FEASIBLE FOLLOWING RECEIPT BY THE TRUSTEE.

[x] (c) SPECIAL ALLOCATION DATES FOR MATCHING CONTRIBUTIONS. The Advisory Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation dates: AS SOON AS ADMINISTRATIVELY FEASIBLE FOLLOWING RECEIPT BY THE TRUSTEE.

[x] (d) DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS. Definition of Participant. For purposes of allocating the designated qualified nonelective contribution, "Participant" means: (CHOOSE (1), (2) OR (3))

         [_]      (1) All Participants.

         [_] (2) Participants who are Nonhighly Compensated Employees for the Plan Year.

         [x] (3) (SPECIFY) PARTICIPANTS EMPLOYED ON THE LAST DAY OF THE PLAN YEAR WHO ARE NONHIGHLY COMPENSATED EMPLOYEES FOR THE PLAN YEAR.

PART II. METHOD OF ALLOCATION - NONELECTIVE CONTRIBUTION. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option (h), for the first 3% of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under Adoption Agreement Section 1.12 (other than the exclusion of elective contributions), and the Advisory Committee must take into account the Participant's Compensation for the entire Plan Year. (CHOOSE AN ALLOCATION METHOD UNDER (E), (F), (G) OR (H); (I) IS MANDATORY IF THE EMPLOYER ELECTS (F), (G) OR (H); (J) IS OPTIONAL IN ADDITION TO ANY OTHER ELECTION.)

[x]      (e) Nonintegrated Allocation Formula. (CHOOSE (1) OR (2))

         [x] (1) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

         [_] (2) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of this Option (2), "Participant" means, in addition to a Participant who satisfies the requirements of Section
                  3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation will not exceed 3 % of his Compensation for the Plan Year.

[_] (f) TWO-TIERED INTEGRATED ALLOCATION FORMULA - MAXIMUM DISPARITY. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7 % , 5.4 % or 4.3 %) listed under the Maximum Disparity Table following Option (i).

         The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[_] (g) THREE-TIERED INTEGRATED ALLOCATION FORMULA. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation may not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i). Solely for purposes of the allocation in this first paragraph, "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year: (CHOOSE
         (1) OR (2))

         [_]      (1) No other Participant.

         [_] (2) Any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation under this Option (g) will not exceed 3 % of his Compensation for the Plan Year.

         As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, may not exceed the allocation percentage in the first paragraph.

         Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[_] (h) FOUR-TIERED INTEGRATED ALLOCATION FORMULA. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section
         3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

         As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3 % of each Participant's Excess Compensation.

         As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7 % , 2.4 % or 1.3 %) listed under the Maximum Disparity Table following Option (i).

         The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[_] (i) EXCESS COMPENSATION. For purposes of Option (f), (g) or (h), "Excess Compensation" means Compensation in excess of the following Integration Level: (CHOOSE (1) OR (2))

         [_] (1) __% (not exceeding 100%) of the taxable wage base, as determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year: (CHOOSE ANY COMBINATION OF (I) AND (II) OR CHOOSE (III))

                  [_] (i) Rounded to _______________ (but not exceeding the taxable wage base).

                  [_]      (ii) But not greater than $_______.

                  [_]      (iii) Without any further adjustment or limitation.

         [_] (2) $_____________ [NOTE: NOT EXCEEDING THE TAXABLE WAGE BASE FOR THE PLAN YEAR IN WHICH THIS ADOPTION AGREEMENT FIRST IS EFFECTIVE.]

MAXIMUM DISPARITY TABLE. For purposes of Options (f), (g) and (h), the applicable percentage is:

     INTEGRATION LEVEL (AS                 APPLICABLE PERCENTAGES FOR          APPLICABLE PERCENTAGES
PERCENTAGE OF TAXABLE WAGE BASE)             OPTION (F) OR OPTION (G)               FOR OPTION (H)
--------------------------------             ------------------------               --------------
100%                                                 5.7%                               2.7%
More than 80 % but less than 100%                    5.4%                               2.4%

More than 20% (but not less than $10,001)
and not more than 80 %                               4.3%                               1.3%

20 % (or $10,000, if greater) or less                5 .7%                              2.7%

[_] (j) ALLOCATION OFFSET. The Advisory Committee will reduce a Participant's allocation otherwise made under Part II of this Section
         3.04 by the Participant's allocation under the following qualified plan(s) maintained by the
         Employer:_____________________________________.

         The Advisory Committee will determine this allocation reduction:
         (CHOOSE (1) OR (2))

         [_] (1) By treating the term "nonelective contribution" as including all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option (j). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year. The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section 3.04.

         [_] (2) In accordance with the formula provided in an addendum to this Adoption Agreement, numbered 3.040).

TOP HEAVY MINIMUM ALLOCATION - METHOD OF COMPLIANCE. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B): (CHOOSE (K) OR (1))

[x] (k) The Employer will make any necessary additional contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.

[_] (1) The Employer will satisfy the top heavy minimum allocation under the following plan(s) it maintains:__________________________________.
         However, the Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (1). See Section 3.04(B)(7)(b) of the Plan.

If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code ss.416.

RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (CHOOSE (M) OR (N))

[x] (m) Without regard to which contributing related group member employs the Participant.

[_] (n) Only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (i).

         3.05 FORFEITURE ALLOCATION. Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04: (CHOOSE (A) OR (B); (C) AND (D) ARE OPTIONAL IN ADDITION TO (A) OR (B))

[x] (a) As an Employer nonelective contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional nonelective contribution for that Plan Year.

[_] (b) To reduce the Employer matching contributions and nonelective contributions for the Plan Year: (CHOOSE (1) OR (2))

         [_]      (1) in which the forfeiture occurs.

         [_] (2) immediately following the Plan Year in which the forfeiture occurs.

[x] (c) To the extent attributable to matching contributions: (CHOOSE (1), (2) OR (3))

         [_]      (1) In the manner elected under Options (a) or (b).

         [_] (2) First to reduce Employer matching contributions for the Plan Year: (CHOOSE (I) OR (II))

                  [_]      (i) in which the forfeiture occurs,

                  [_] (ii) immediately following the Plan Year in which the forfeiture occurs,

                then as elected in Options (a) or (b).

         [x] (3) As a discretionary matching contribution for the Plan Year in which the forfeiture occurs, in lieu of the manner elected under Options (a) or (b).

[_] (d) First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year and then will allocate any remaining forfeitures in the manner described in Options (a), (b) or (c), whichever applies. If the Employer elects Option (c), the forfeitures used to reduce Plan expenses:

         (CHOOSE (1) OR (2))

         [_]      (1) relate proportionately to forfeitures described in Option
                  (c) and to forfeitures described in Options (a) or (b).

         [_]      (2) relate first to forfeitures described in Option ___.

ALLOCATION OF FORFEITED EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09): (CHOOSE (E), (0 OR (G))

[x]      (e) To reduce Employer matching contributions for the Plan Year:
         (CHOOSE (1) OR (2))

         [x]      (1) in which the forfeiture occurs.

         [_] (2) immediately following the Plan Year in which the forfeiture occurs.

[_] (f) As Employer discretionary matching contributions for the Plan Year in which forfeited, except the Advisory Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

[_] (g) In accordance with Options (a) through (d), whichever applies, except the Advisory Committee will not allocate these forfeitures under Option (a) or under Option (c)(3) to the Highly Compensated Employees who incurred the forfeitures.

         3.06   ACCRUAL OF BENEFIT.

COMPENSATION TAKEN INTO ACCOUNT. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of any cash or deferred contribution, designated qualified nonelective contribution or nonelective contribution by taking into account: (CHOOSE (A) OR (B))

[x]      (a) The Employee's Compensation for the entire Plan Year.

[_] (b) The Employee's Compensation for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

ACCRUAL REQUIREMENTS. Subject to the suspension of accrual requirements of
Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (CHOOSE (C) OR AT LEAST ONE OF (D) THROUGH (F))

[_] (c) SAFE HARBOR RULE. If the Participant is employed by the Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.

[x] (d) HOURS OF SERVICE CONDITION. The Participant must complete the following minimum number of Hours of Service during the Plan Year:
         (CHOOSE AT LEAST ONE OF (1) THROUGH (5))

         [x]      (1) 1,000 Hours of Service.

         [_] (2) (SPECIFY, BUT THE NUMBER OF HOURS OF SERVICE MAY NOT EXCEED 1,000) ________.

         [x] (3) No Hour of Service requirement if the Participant terminates employment during the Plan Year on account of:
                  (CHOOSE (I), (II) OR (III))

                  [x]      (i) Death.

                  [x]      (ii) Disability.

                  [x] (iii) Attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

         [_] (4) Hours of Service (not exceeding 1,000) if the Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).

         [x] (5) No Hour of Service requirement for an allocation of the following contributions: MATCHING CONTRIBUTIONS.


[x] (e) EMPLOYMENT CONDITION. The Participant must be employed by the Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option (d), with the following exceptions: (CHOOSE (1) OR AT LEAST ONE OF (2) THROUGH (5))

         [_]      (1) No exceptions.

         [x]      (2) Termination of employment because of death.

         [x]      (3) Termination of employment because of disability.

         [x]      (4) Termination of employment following attainment of Normal
                      Retirement Age.

         [x]      (5) No employment condition for the following
                      contributions: MATCHING CONTRIBUTIONS.

[_]      (f) (SPECIFY OTHER CONDITIONS, IF APPLICABLE): _______________________.

SUSPENSION OF ACCRUAL REQUIREMENTS. The suspension of accrual requirements of
Section 3.06(E) of the Plan: (CHOOSE (G), (H) OR (I))

[_]      (g) Applies to the Employer's Plan.

[x]      (h) Does not apply to the Employer's Plan.

[_] (i) Applies in modified form to the Employer's Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).

SPECIAL ACCRUAL REQUIREMENTS FOR MATCHING CONTRIBUTIONS. If the Plan allocates matching contributions on two or more allocation dates for a Plan Year, the Advisory Committee, unless otherwise specified in Option (1), will apply any Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year. Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement
Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s): (CHOOSE (J) OR AT LEAST ONE OF (K) OR
(1))

[_]      (j) No additional conditions.

[_] (k) The Participant is not a Highly Compensated Employee for the Plan Year. This Option (k) applies to: (CHOOSE (1) OR (2))

         [_]      (1) All matching contributions.

         [_] (2) Matching contributions described in Option(s) of Adoption Agreement Section 3.01.

[x] (l) (SPECIFY) EXCESS MATCHING CONTRIBUTIONS WILL BE FORFEITED UNLESS DISTRIBUTED PURSUANT TO SECTION 14.08 OR 14.09.

         3.15 MORE THAN ONE PLAN LIMITATION. If the provisions of Section 3.15 apply, the Excess Amount attributed to this Plan equals: (CHOOSE (A), (B) OR
(C))

[_]      (a) The product of:

                (i) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code ss.415), times

                (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code ss.415).

[x]      (b) The total Excess Amount.

[_]      (c) None of the Excess Amount.

         3.18 DEFINED BENEFIT PLAN LIMITATION.

APPLICATION OF LIMITATION. The limitation under Section 3.18 of the Plan:
(CHOOSE (A) OR (B))

[x] (a) Does not apply to the Employer's Plan because the Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

[_] (b) Applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.18, the Employer will reduce: (CHOOSE
         (1) OR (2))

         [_] (1) The Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

         [_] (2) Its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

[NOTE: IF THE EMPLOYER SELECTS (A), THE REMAINING OPTIONS IN THIS SECTION 3.18 DO NOT APPLY TO THE EMPLOYER'S PLAN.]

COORDINATION WITH TOP HEAVY MINIMUM ALLOCATION. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the Plan with the following modifications: (CHOOSE (C) OR AT LEAST ONE OF (D) OR (E))

[_]      (c) No modifications.

[_] (d) For Non-Key Employees participating only in this Plan, the top heavy minimum allocation is the minimum allocation described in Section 3.04(B) determined by substituting ___ % (not less than 4%) for "3 % ," except: (CHOOSE (I) OR (II))

         [_]      (i) No exceptions.

         [_]      (ii) Plan Years in which the top heavy ratio exceeds 90%.

[_] (e) For Non-Key Employees also participating in the defined benefit plan, the top heavy minimum is: (CHOOSE (1) OR (2))

         [_] (1) 5 % of Compensation (as determined under Section 3.04(B) or the Plan) irrespective of the contribution rate of any Key Employee, except: (CHOOSE (I) OR (II))

                  [_]      (i) No exceptions.

                  [_] (ii) Substituting "7 1/2%" for "5%" if the top heavy ratio does not exceed 90% .

         [_] (2) 0%. [NOTE: THE EMPLOYER MAY NOT SELECT THIS OPTION (2) UNLESS THE DEFINED BENEFIT PLAN SATISFIES THE TOP HEAVY MINIMUM BENEFIT REQUIREMENTS OF CODESS.416 FOR THESE NON-KEY EMPLOYEES.]

ACTUARIAL ASSUMPTIONS FOR TOP HEAVY CALCULATION. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan:__________________ .

If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code ss.416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

         4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The Plan: (CHOOSE (A) OR
(B); (C) IS AVAILABLE ONLY WITH (B))

[x]      (a) Does not permit Participant nondeductible contributions.

[_]      (b) Permits Participant nondeductible contributions, pursuant to
         Section 14.04 of the Plan.

[_] (c) The following portion of the Participant's nondeductible contributions for the Plan Year are mandatory contributions under Option (i)(3) of Adoption Agreement Section 3.01: (CHOOSE (1) OR (2))

         [_]      (1) The amount which is not less than: ______________________.

         [_]      (2) The amount which is not greater than: ___________________.

ALLOCATION DATES. The Advisory Committee will allocate nondeductible contributions for each Plan Year as of the Accounting Date and the following additional allocation dates: (CHOOSE (D) OR (E))

[_]      (d)  No other allocation dates.

[_]      (e)  (SPECIFY)______________________________.

As of an allocation date, the Advisory Committee will credit all nondeductible contributions made for the relevant allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.

         4.05 PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Mandatory Contributions Account, if any, prior to his Separation from Service: (CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (D))

[_]      (a) No distribution options prior to Separation from Service.

[_] (b) The same distribution options applicable to the Deferral Contributions Account prior to the Participant's Separation from Service, as elected in Adoption Agreement Section 6.03.

[_] (c) Until he retires, the Participant has a continuing election to receive all or any portion of his Mandatory Contributions Account if:
         (CHOOSE (1) OR AT LEAST ONE OF (2) THROUGH (4))

         [_]      (1) No conditions.

         [_] (2) The mandatory contributions have accumulated for at least Plan Years since the Plan Year for which contributed.

         [_] (3) The Participant suspends making nondeductible contributions for a period of months.

         [_]      (4) (SPECIFY) ________________________________________.

[_]      (d) (SPECIFY) _____________________________.

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

         5.01 NORMAL RETIREMENT. Normal Retirement Age under the Plan is:
(CHOOSE (A) OR (B))

[x]      (a) 65 [STATE AGE, BUT MAY NOT EXCEED AGE 65].

[_] (b) The later of the date the Participant attains _________ years of age or the _________ anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [THE AGE SELECTED MAY NOT EXCEED AGE 65 AND THE ANNIVERSARY SELECTED MAY NOT EXCEED THE 5TH.]

         5.02 PARTICIPANT DEATH OR DISABILITY. The 100 % vesting rule under
Section 5.02 of the Plan: (CHOOSE (A) OR CHOOSE ONE OR BOTH OF (B) AND (C))

[_]      (a) Does not apply.

[x]      (b) Applies to death.

[x]      (c) Applies to disability.

         5.03 VESTING SCHEDULE.

DEFERRAL CONTRIBUTIONS ACCOUNT/QUALIFIED MATCHING CONTRIBUTIONS
ACCOUNT/QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT/MANDATORY CONTRIBUTIONS ACCOUNT. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and in his Mandatory Contributions Account.

REGULAR MATCHING CONTRIBUTIONS ACCOUNT/EMPLOYER CONTRIBUTIONS ACCOUNT. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer elects the following vesting schedule:
(CHOOSE (A) OR (B); (C) AND (D) ARE AVAILABLE ONLY AS ADDITIONAL OPTIONS)

[_] (a) Immediate vesting. 100% Nonforfeitable at all times. [NOTE: THE EMPLOYER MUST ELECT OPTION (A) IF THE ELIGIBILITY CONDITIONS UNDER ADOPTION AGREEMENT SECTION 2.01 (C) REQUIRE 2 YEARS OF SERVICE OR MORE THAN 12 MONTHS OF EMPLOYMENT.]

[x]      (b)  Graduated Vesting Schedules.

                  TOP HEAVY SCHEDULE                                        NOT TOP HEAVY SCHEDULE
                    (MANDATORY)                                                    (OPTIONAL)

    Years of                               Nonforfeitable     Years of                                   Nonforfeitable
     SERVICE                                 PERCENTAGE        SERVICE                                     PERCENTAGE
    ---------                              --------------     ---------                                  ------------
   Less than 1                                         0%    Less than 1                                              %
        1                                              0%         1                                                   %
        2                                             20%         2                                                   %
        3                                             40%         3                                                   %
        4                                             60%         4                                                   %
        5                                             80%         5                                                   %
    6 or more                                        100%         6                                                   %
                                                              7 or more                                            100%

[_] (c) Special vesting election for Regular Matching Contributions Account. In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching Contributions Account: (CHOOSE (1) OR (2))

         [_]      (1) 100% Nonforfeitable at all times.

         [_] (2) In accordance with the vesting schedule described in the addendum to this Adoption Agreement, numbered 5.03(c). [NOTE:
                  IF THE EMPLOYER ELECTS THIS OPTION (C) (2), THE ADDENDUM MUST DESIGNATE THE APPLICABLE VESTING SCHEDULE (S) USING THE SAME FORMAT AS USED IN OPTION (B).]

[NOTE: UNDER OPTIONS (B) AND (C) (2), THE EMPLOYER MUST COMPLETE A TOP HEAVY SCHEDULE WHICH SATISFIES CODE SS.416. THE EMPLOYER, AT ITS OPTION, MAY COMPLETE A NON TOP HEAVY SCHEDULE. THE NON TOP HEAVY SCHEDULE MUST SATISFY CODESS.411
(A)(2). ALSO SEE SECTION 7.05 OF THE PLAN.]

[x] (d) The Top Heavy Schedule under Option (b) (and, if applicable, under Option (c)(2)) applies: (CHOOSE (1) OR (2))

         [_]      (1) Only in a Plan Year for which the Plan is top heavy.

         [x] (2) In the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years. [NOTE: THE EMPLOYER MAY NOT ELECT OPTION (D) UNLESS IT HAS COMPLETED A NON TOP HEAVY SCHEDULE.]

MINIMUM VESTING.   (CHOOSE (E) OR (F))

[x]      (e) The Plan does not apply a minimum vesting rule.

[_] (f) A Participant's Nonforfeitable Accrued Benefit will never be less than the lesser of $ or his entire Accrued Benefit, even if the application of a graduated vesting schedule under Options (b) or (c) would result in a smaller Nonforfeitable Accrued Benefit.

LIFE INSURANCE INVESTMENTS. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is: (CHOOSE (G) OR
(H))

[N/A] (g) Subject to the vesting election under Options (a), (b) or (c).

[_] (h) 100% Nonforfeitable at all times, irrespective of the vesting election under Options (b) or (c)(2).

         5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described in
Section 5.04(C) of the Plan: (CHOOSE (A) OR (B))

[_]      (a)  Does not apply.

[x] (b) Will apply to determine the timing of forfeitures for 0% vested Participants. A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

         5.06 YEAR OF SERVICE - VESTING.

VESTING COMPUTATION PERIOD. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods: (CHOOSE (A) OR (B))

[x]      (a) Plan Years.

[_] (b) Employment Years. An Employment Year is the 12 consecutive month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

HOURS OF SERVICE. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (CHOOSE (C) OR (D))

[x]      (c) 1,000 Hours of Service.

[_] (d) ______________ Hours of Service. [NOTE: THE HOURS OF SERVICE REQUIREMENT MAY NOT EXCEED 1,000.]

         5.08 INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (CHOOSE (A) OR AT LEAST ONE OF (B) THROUGH (E))

[x]      (a) None other than as specified in Section 5.08(a) of the Plan.

[_]      (b) Any Year of Service before the Participant attained the age of .
         Note: The age selected may not exceed age 18.]

[_] (c) Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[_] (d) Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[_] (e) Any Year of Service earned prior to the effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENTS OF BENEFITS

CODE SS.411(D)(6) PROTECTED BENEFITS. The elections under this Article VI may not eliminate Code ss.411(d)(6) protected benefits. To the extent the elections would eliminate a Code ss.41l(d)(6) protected benefit, see Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

         6.01 TIME OF PAYMENT OF ACCRUED BENEFIT.

DISTRIBUTION DATE. A distribution date under the Plan means ANY DY OF THE PLAN YEAR . [Note: THE EMPLOYER MUST SPECIFY THE APPROPRIATE DATE (S). THE SPECIFIED DISTRIBUTION DATES PRIMARILY ESTABLISH ANNUITY STARTING DATES AND THE NOTICE AND CONSENT PERIODS PRESCRIBED BY THE PLAN. THE PLAN ALLOWS THE TRUSTEE AN ADMINISTRATIVELY PRACTICABLE PERIOD OF TIME TO MAKE THE ACTUAL DISTRIBUTION RELATING TO A PARTICULAR DISTRIBUTION DATE.]

NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (CHOOSE (A), (B), (C),
(D) OR (E))

[_] (a) __________of the ___________ Plan Year beginning after the Participant's Separation from Service.

[x] (b) AS SOON AS ADMINISTRATIVELY FEASIBLE FOLLOWING RECEIPT BY THE TRUSTEE OF THE LAST PARTICIPANT DEPOSIT following the Participant's Separation from Service.

[_] (c) ___ of the Plan Year after the Participant incurs ___ Break(s) in Service (as defined in Article V).

[_] (d) ____ following the Participant's attainment of Normal Retirement Age, but not earlier than ___ days following his Separation from Service.

[_]      (e) (SPECIFY) ______________________________________.

NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. See the elections under Section 6.03.

DISABILITY. The distribution date, subject to Section 6.01(A)(3), is: (CHOOSE (0, (G) OR (H))

[_]      (f) after the Participant terminates employment because of disability.

[x] (g) The same as if the Participant had terminated employment without disability.

[_]      (h) (SPECIFY) ________________________________________________________.

HARDSHIP. (CHOOSE (I) OR (J))

[x] (i) The Plan does not permit a hardship distribution to a Participant who has separated from Service.

[_] (j) The Plan permits a hardship distribution to a Participant who has separated from Service in accordance with the hardship distribution policy stated in: (CHOOSE (1), (2) OR (3))

         [_]      (1) Section 6.01(A)(4) of the Plan.

         [_]      (2) Section 14.11 of the Plan.

         [_]      (3) The addendum to this Adoption Agreement, numbered Section
                  6.01.

DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan: (CHOOSE (K), (L) OR (M))

[x] (k) Treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from Service or unless the Participant has attained age 591/2 .

[_] (1) Does not treat the default as a distributable event. When an otherwise distributable event first occurs pursuant to Section 6.01 or
         Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

[_]      (m) (SPECIFY)______________________________________________________.

         6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee will apply Section 6.02 of the Plan with the following modifications: (CHOOSE (A) OR AT LEAST ONE OF (B), (C), (D) AND (E))

[_]      (a) No modifications.

[_] (b) Except as required under Section 6.01 of the Plan, a lump sum distribution is not available: ____.

[x]      (c) An installment distribution: (CHOOSE (1) OR AT LEAST ONE OF (2) OR
         (3))

         [_]      (1) Is not available under the Plan.

         [_] (2) May not exceed the lesser of - years or the maximum period permitted under Section 6.02.

         [x] (3) (SPECIFY) ONLY A SERIES OF INSTALLMENTS CHOSEN BY THE MEMBER WITH A MINIMUM PAYMENT EACH YEAR BEGINNING WITH THE YEAR THE MEMBER TURNS AGE 70'H.

[x] (d) The Plan permits the following annuity options: A STRAIGHT LIFE ANNUITY; SINGLE LIFE ANNUITIES WITH CERTAIN PERIODS OF FIVE, TEN, OR FIFTEEN YEARS; A SINGLE LIFE ANNUITY WITH INSTALLMENT REFUND; SURVIVORSHIP LIFE ANNUITIES WITH INSTALLMENT REFUND AND SURVIVOR PERCENTAGES OF 50, 66 2/3, OR 100; FIXED PERIOD ANNUITIES FOR ANYNERIOD OF WHOLE MONTHS WHICH IS NOT LESS THAN SIXTY AND DOES NOT EXCEED THE LIFE EXPECTANCY OF THE MEMBER AND THE NAMED BENEFICIARY AS PROVIDED WHERE THE LIFE EXPECTANCY IS NOT RECALCULATED.

         Any Participant who elects a life annuity option is subject to the requirements of Sections 6.04(A), (B), (C) and (D) of the Plan. See
         Section 6.04(E). [NOTE: THE EMPLOYER MAY SPECIFY ADDITIONAL ANNUITY OPTIONS IN AN ADDENDUM TO THIS ADOPTION AGREEMENT, NUMBERED 6.02(D).]

[x] (e) If the Plan invests in qualifying Employer securities, as described in Section 10.03(F), a Participant eligible to elect distribution under
         Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption Agreement, numbered 6.02(e).

         6.03 BENEFIT PAYMENT ELECTIONS.

PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (CHOOSE AT LEAST ONE OF (A) THROUGH (C))

[_]      (a) As of any distribution date, but not earlier than _________ of the
         ________ Plan Year beginning after the Participant's Separation from Service.

[x] (b) As of the following date(s): (CHOOSE AT LEAST ONE OF OPTIONS (1) THROUGH (6))

         [_] (1) Any distribution date after the close of the Plan Year in which the Participant attains Normal Retirement Age.

         [x] (2) Any distribution date following his Separation from Service with the Employer.

         [_] (3) Any distribution date in the _______________Plan Year(s) beginning after his Separation from Service.

         [_] (4) Any distribution date in the Plan Year after the Participant incurs __________ Break(s) in Service (as defined in Article V).

         [_]      (5) Any distribution date following attainment of age
                  ________and completion of at least ___ Years of Service (as defined in Article V).

         [_]      (6) (SPECIFY) ______________________________________________.

         [_]      (c) (SPECIFY)

         The distribution events described in the election(s) made under Options
(a), (b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - REGULAR MATCHING CONTRIBUTIONS ACCOUNT AND EMPLOYER CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions Account and Employer Contributions Account prior to his Separation from Service: (CHOOSE (D) OR AT LEAST ONE OF (E) THROUGH (H))

[_]      (d) No distribution options prior to Separation from Service.

[_] (e) Attainment of Specified Age. Until he retires, the Participant has a continuing election to receive all or any portion of his Nonforfeitable interest in these Accounts after he attains: (CHOOSE (1) OR (2))

         [_]      (1) Normal Retirement Age.

         [_] (2) ______years of age and is at least ____% vested in these Accounts. [NOTE: IF THE PERCENTAGE IS LESS THAN 100%, SEE THE SPECIAL VESTING FORMULA IN SECTION 5.03.]

[_] (f) After a Participant has participated in the Plan for a period of not less than years and he is 100% vested in these Accounts, until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [NOTE: THE NUMBER IN THE BLANK SPACE MAY NOT BE LESS THAN 5.]

[x] (g) Hardship. A Participant may elect a hardship distribution prior to his Separation from Service in accordance with the hardship distribution policy: (CHOOSE (1), (2) OR (3); (4) IS AVAILABLE ONLY AS AN ADDITIONAL OPTION)

         [_]      (1) Under Section 6.01(A)(4) of the Plan.

         [x]      (2) Under Section 14.11 of the Plan.

         [_] (3) Provided in the addendum to this Adoption Agreement, numbered Section 6.03.

         [_] (4) In no event may a Participant receive a hardship distribution before he is at least ___% vested in these Accounts. [NOTE: IF THE PERCENTAGE IN THE BLANK IS LESS THAN 100%, SEE THE SPECIAL VESTING FORMULA IN SECTION 5.03.]

[_]      (h) (SPECIFY)

[NOTE: THE EMPLOYER MAY USE AN ADDENDUM, NUMBERED 6.03, TO PROVIDE ADDITIONAL LANGUAGE AUTHORIZED BY OPTIONS (B) (6), (C), (G) (3) OR (H) OF THIS ADOPTION AGREEMENT SECTION 6.03. ]

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - DEFERRAL CONTRIBUTIONS ACCOUNT, QUALIFIED MATCHING CONTRIBUTIONS ACCOUNT AND QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account prior to his Separation from Service: (CHOOSE (I) OR AT LEAST ONE OF (J) THROUGH (1))

[_]      (i) No distribution options prior to Separation from Service.

[x] (j) Until he retires, the Participant has a continuing election to receive all or any portion of these Accounts after he attains: (CHOOSE
         (1) OR (2))

         [_]      (1) The later of Normal Retirement Age or age 591/2.

         [x]      (2) Age 591/2(at least 591/2).

[x] (k) Hardship. A Participant, prior to this Separation from Service, may elect a hardship distribution from his Deferral Contributions Account in accordance with the hardship distribution policy under Section 14.11 of the Plan.

[_]      (1) (SPECIFY) ___________________________________________________.
         [NOTE: OPTION (1) MAY NOT PERMIT IN SERVICE DISTRIBUTIONS PRIOR TO AGE 59~'Z (OTHER THAN HARDSHIP) AND MAY NOT MODIFY THE HARDSHIP POLICY DESCRIBED IN SECTION 14.11.]

SALE OF TRADE OR BUSINESS/SUBSIDIARY. If the Employer sells substantially all of the assets (within the meaning of Code ss.409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code ss.409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (CHOOSE
(M) OR (N))

[_] (m) only as described in this Adoption Agreement Section 6.03 for distributions prior to Separation from Service.

[x] (n) As if he has a Separation from Service. After March 31, 1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code ss.401(k)(10) and the applicable Treasury regulations.

         6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The annuity distribution requirements of Section 6.04: (CHOOSE (A) OR (B))

[_] (a) Apply only to a Participant described in Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

[x]      (b) Apply to all Participants.

                                   ARTICLE IX
       ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

         9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account and other than a corrective distribution described in Sections 14.07, 14.08, 14.09 or 14.10 of the Plan) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (CHOOSE (A), (B) OR (C))

[x]      (a) 0 % per annum. [NOTE: THE PERCENTAGE MAY EQUAL 0 % . ]

[_] (b) The 90 day Treasury bill rate in effect at the beginning of the current valuation period.

[_]      (c) (SPECIFY)__________________________________________.

         9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. Pursuant to Section 14.12, to determine the allocation of net income, gain or loss:
(COMPLETE ONLY THOSE ITEMS, IF ANY, WHICH ARE APPLICABLE TO THE EMPLOYER'S PLAN)

[x]      (a) For salary reduction contributions, the Advisory Committee will:
         (CHOOSE (1), (2), (3), (4) OR (5))

         [_]      (1) Apply Section 9.11 without modification.

         [_]      (2) Use the segregated account approach described in Section
                  14.12.

         [_] (3) Use the weighted average method described in Section 14.12, based on a ____weighting period.

         [_] (4) Treat as part of the relevant Account at the beginning of the valuation period ____% of the salary reduction contributions: (CHOOSE (I) OR (II))

                  [_]      (i) made during that valuation period.

                  [_]      (ii) made by the following specified time:

         [x] (5) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(a).

[x]      (b) For matching contributions, the Advisory Committee will: (CHOOSE
         (1), (2), (3) OR (4))

         [_]      (1) Apply Section 9.11 without modification.

         [_] (2) Use the weighted average method described in Section 14.12, based on a ____weighting period.

         [_] (3) Treat as part of the relevant Account at the beginning of the valuation period __% of the matching contributions allocated during the valuation period.

         [x] (4) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(b).

[_] (c) For Participant nondeductible contributions, the Advisory Committee will: (CHOOSE (1), (2), (3), (4) OR (S))

         [_]      (1) Apply Section 9.11 without modification.

         [_]      (2) Use the segregated account approach described in Section
                  14.12.

         [_] (3) Use the weighted average method described in Section 14.12, based on a _________ weighting period.

         [_] (4) Treat as part of the relevant Account at the beginning of the valuation period _____% of the Participant nondeductible contributions: (CHOOSE (I) OR (II))

                  [_]      (i) made during that valuation period.

                  [_]      (ii) made by the following specified time:

         [_] (5) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(c).

                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

         10.03 INVESTMENT POWERS. Pursuant to Section 10.03[F] of the Plan, the aggregate investments in qualifying Employer securities and in qualifying Employer real property: (CHOOSE (A) OR (B))

[_]      (a) May not exceed 10% of Plan assets.

[x] (b) May not exceed 100 % of Plan assets. [NOTE: THE PERCENTAGE MAY NOT EXCEED 100 % . ]

         10.14 VALUATION OF TRUST. In addition to each Accounting Date, the Trustee must value the Trust Fund on the following valuation date(s): (CHOOSE
(A) OR (B))

[_]      (a) No other mandatory valuation dates.

[x] (b) (SPECIFY) ANY DAY OF THE PLAN YEAR UPON WHICH ASSETS CAN BE PURCHASED OR SOLD, COMMONLY REFERRED TO AS "DAILY" ACCOUNTING.

                             EFFECTIVE DATE ADDENDUM
                              (RESTATED PLANS ONLY)

         The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum. In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (CHOOSE WHICHEVER ELECTIONS APPLY)

[_]      (a) COMPENSATION DEFINITION. The Compensation definition of Section
         1.12 (other than the $200,000 limitation) is effective for Plan Years beginning after _____________. [Note: MAY NOT BE EFFECTIVE LATER THAN THE FIRST DAY OF THE FIRST PLAN YEAR BEGINNING AFTER THE EMPLOYER EXECUTES THIS ADOPTION AGREEMENT TO RESTATE THE PLAN FOR THE TAX REFORM ACT OF 1986, IF APPLICABLE.]

[_] (b) ELIGIBILITY CONDITIONS. The eligibility conditions specified in Adoption Agreement Section 2.01 are effective for Plan Years beginning after ______________________.

[_] (c) SUSPENSION OF YEARS OF SERVICE. The suspension of Years of Service rule elected under Adoption Agreement Section 2.03 is effective for Plan Years beginning after ____________________.

[_] (d) CONTRIBUTION/ALLOCATION FORMULA. The contribution formula elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning after ___________________.

[_] (e) ACCRUAL REQUIREMENTS. The accrual requirements of Section 3.06 are effective for Plan Years beginning after ___________________.

[_] (t) EMPLOYMENT CONDITION. The employment condition of Section 3.06 is effective for Plan Years beginning after ___________________.

[_] (g) ELIMINATION OF NET PROFITS. The requirement for the Employer not to have net profits to contribute to this Plan is effective for Plan Years beginning after _________________________. [NOTE: THE DATE SPECIFIED MAY NOT BE EARLIER THAN DECEMBER 31, 1985.]

[_] (h) VESTING SCHEDULE. The vesting schedule elected under Adoption Agreement Section 5.03 is effective for Plan Years beginning after
         _______________________.

[_] (i) ALLOCATION OF EARNINGS. The special allocation provisions elected under Adoption Agreement Section 9.11 are effective for Plan Years beginning after ___________________.

[_]      (j) (SPECIFY)_________________________________________________________.

         For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.

                                 EXECUTION PAGE

         The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Master Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, on this _____________________day of______________________, 1997.

Name and EIN of Employer: BENCHMARK ELECTRONICS, INC. EIN: #74-2211011

Signed: _______________________________________________________________________


Name(s) of Trustee: TEXAS COMMERCE BANK NATIONAL ASSOCIATION

Signed: _______________________________________________________________________

        _______________________________________________________________________

Name of Custodian:_____________________________________________________________

Signed:  ______________________________________________________________________

[NOTE: A TRUSTEE IS MANDATORY, BUT A CUSTODIAN IS OPTIONAL. SEE SECTION 10.03 OF THE PLAN.]

PLAN NUMBER. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 001.

USE OF ADOPTION AGREEMENT. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Master Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

MASTER PLAN SPONSOR. The Master Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Master Plan or of any abandonment or discontinuance by the Master Plan Sponsor of its maintenance of this Master Plan. For inquiries regarding the adoption of the Master Plan, the Master Plan Sponsor's intended meaning of any plan provisions or the effect of the opinion letter issued to the Master Plan Sponsor, please contact the Master Plan Sponsor at the following address and telephone number: P.O. BOX 2558, AVE$TA DIVISION, HOUSTON, TEXAS 77252-8342
(713) 750-7906.

RELIANCE ON OPINION LETTER. The Employer may not rely on the Master Plan Sponsor's opinion letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

                             PARTICIPATION AGREEMENT
         FOR PARTICIPATION BY RELATED GROUP MEMBERS (PLAN SECTION 1.30)

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by BENCHMARK ELECTRONICS, INC., the Signatory Employer to the Execution Page of the Adoption Agreement.

         1. The Effective Date of the undersigned Employer's participation in the designated Plan is: APRIL 1, 1997.


         2.       The undersigned Employer's adoption of this Plan constitutes:

[_]      (a) The adoption of a new plan by the Participating Employer.

[x] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Benchmark Electronics, Inc. 401(k) Employee Savings Plan, and having an original effective date of JANUARY 1, 1990.

         Dated this _________ day of _____________________, 1997.

                   Name of Participating Employer: ELECTRONICS ACQUISITION, INC.

                   Signed:_______________________________________________

                   Participating Employer's EIN: 76-0511592

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                         Name of Signatory Employer: BENCHMARK ELECTRONICS, INC.

Accepted:_____________________
                [Date]             Signed:______________________________________

                         Name(s) of Trustee: Texas Commerce Bank National Association

Accepted:_____________________
                [Date]             Signed:______________________________________

[NOTE: EACH PARTICIPATING EMPLOYER MUST EXECUTE A SEPARATE PARTICIPATION AGREEMENT. SEE THE EXECUTION PAGE OF THE ADOPTION AGREEMENT FOR IMPORTANT MASTER PLAN INFORMATION.]

                             PARTICIPATION AGREEMENT
         FOR PARTICIPATION BY RELATED GROUP MEMBERS (PLAN SECTION 1.30)

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by BENCHMARK ELECTRONICS, INC., the Signatory Employer to the Execution Page of the Adoption Agreement.

         1. The Effective Date of the undersigned Employer's participation in the designated Plan is: APRIL 1, 1997.

         2.       The undersigned Employer's adoption of this Plan constitutes:

[_]      (a) The adoption of a new plan by the Participating Employer.

[x] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Benchmark Electronics Inc. 401(k) Employee Savings Plan, and having an original effective date of JANUARY 1, 1990.

         Dated this ____________ day of __________________, 1997.

                            Name of Participating Employer: EMD ASSOCIATES, INC.

                            Signed:________________________________________


                            Participating Employer's EIN: 41-1235318

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                         Name of Signatory Employer: BENCHMARK ELECTRONICS, INC.

Accepted:______________
                [Date]              Signed:_____________________________________

                         Name(s) of Trustee: Texas Commerce Bank National Association

Accepted:______________
                [Date]              Signed:_____________________________________

[NOTE: EACH PARTICIPATING EMPLOYER MUST EXECUTE A SEPARATE PARTICIPATION AGREEMENT. SEE THE EXECUTION PAGE OF THE ADOPTION AGREEMENT FOR IMPORTANT MASTER PLAN INFORMATION.]

                                ADDENDUM 5.03(A)
                             ADOPTION AGREEMENT #011
               NONSTANDARDIZED CODE SS.401(K) PROFIT SHARING PLAN

In lieu of the special vesting formula used in Section 5.03(A), to determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions, the Advisory Committee will use the following formula: P(AB +
D)-D.

To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time and "D" is the amount of the earlier distribution.

                               ADDENDUM 6.02(E) TO
                             ADOPTION AGREEMENT #011
               NONSTANDARDIZED CODE SS.401(K) PROFIT SHARING PLAN

         ADDITIONAL PROVISIONS CONCERNING QUALIFYING EMPLOYER SECURITIES

The following additional provisions concerning qualifying employer securities are included as part of the Adoption Agreement completed by Benchmark Electronics, Inc. ("Employer"), in accordance with Section 6.02(e) of the Adoption Agreement:

(1) ESTABLISHMENT OF THE BENCHMARK ELECTRONICS, INC. COMMON STOCK FUND. The investment options in Section 10.03[F] of the Plan include the ability to invest in "qualifying employer securities", as defined in section 407(d)(5) of ERISA, which specifically includes shares of common stock of Benchmark Electronics, Inc., a Texas corporation ("Benchmark Electronics, Inc. Common Stock"). Texas Commerce Bank National Association ("Trustee") is expressly authorized to invest so much of the Trust Fund (up to 100% thereof as provided in Section 10.03 of the Adoption Agreement) in Benchmark Electronics, Inc. Common Stock as is necessary to invest Participant Account balances in Benchmark Electronics, Inc. Common Stock in accordance with the directions of the Participants under Section 10.03[B] of the Plan.

(2) DIVIDENDS AND INCOME. All cash dividends, stock dividends, stock splits received by the Trustee with respect to Benchmark Electronics, Inc. Common Stock previously credited to a Participant's Account shall be credited to that Account upon receipt by the Trustee. All cash dividends will be used to purchase shares of Benchmark Electronics, Inc. Common Stock.

(3) PURCHASES AND SALES OF COMMON STOCK. Except as provided below with respect to matching purchases and sales, all purchases and sales of Benchmark Electronics, Inc. Common Stock shall be on the open market, unless other arrangements are mutually agreed upon in writing by the Employer and the Trustee. Such purchases and sales of Benchmark Electronics, Inc. Common Stock shall be made in accordance with the following rules:

         (a) In making purchases of Benchmark Electronics, Inc. Common Stock on the open market, the Trustee shall execute the purchases or sales of shares as soon as reasonably possible following the receipt of instructions from the Participant, and shall do so, in so far as reasonably possible, in the same manner for all Participants similarly situated. The Trustee shall determine, in its sole discretion (but in so far as reasonably possible, treating all Participants similarly situated in the same manner) the average price assigned to shares of Benchmark Electronics, Inc. Common Stock purchased in the "pricing period" during which such sale or purchase occurs.

         (b) The Trustee may, in its discretion, make separate trades or may match the pending purchase and sale orders and only execute the "net" purchase or sale. The price of such "net" transaction (or the verage price assigned as provided in (a) if applicable) shall be deemed to be the price paid or obtained for the shares. The Trustee shall take any action that it deems to be necessary or appropriate to ensure to the extent, if any, necessary to comply with applicable law that there is payment of no more, or receipt of no less, than "adequate consideration" (as that term is defined in Section 3(18) of ERISA and regulations or other guidance issued thereunder by the appropriate governmental authority) on the date of the transaction (as determined by the Trustee) in the case of the purchase or sale of Benchmark Electronics, Inc. Common Stock.

         (c) Any brokerage commissions, transfer fees and other similar expenses actually incurred in any such sale or purchase shall be equitably allocated among the shares purchased and sold (including, without limitation, net transaction shares) during such pricing period.

         (d) Purchases shall be made only in full shares. Any cash allocated to a Participant's Benchmark Electronics, Inc. Common Stock Account which is not so invested shall be invested in a money market fund within a reasonable time of its receipt.

         (e) It shall be the responsibility of the Employer to insure that the Plan is registered under the Federal Securities Act of 1933, and no purchase of shares will be made if the Trustee knows such registration is not in effect.

(4) VOTING AND TENDER OF SHARES. The right to vote ("VOTING RIGHTS") and the right to tender ("TENDER RIGHTS") shares allocated to a Participant's Account(s) shall be passed through to such Participant. The Company may appoint an agent, (hereinafter "DESIGNATED AGENT") who shall be responsible for soliciting and tabulating proxies and tenders from Plan Participants or, in the absence of any such appointment, the Trustee shall perform such functions (future references shall, for convenience, assume a Designated Agent has been appointed). The Trustee shall provide Participant data required for such solicitation via magnetic media to the Designated Agent, to the extent the Participant account records contain the information required. Such information includes, but is not limited to: Participant name, Participant social security number, number of Benchmark Electronics, Inc. Common Stock shares held on the record date, and Participant mailing address. The Employer will provide the same information and materials to the Designated Agent (and to the Trustee for its records) for distribution to Plan Participants as is provided to other holders of Benchmark Electronics, Inc. Common Stock, and the Designated Agent shall certify to the Trustee that all such materials have been mailed or otherwise sent to all Participants. The results of the Participant's exercise of his Voting Rights or his Tender Rights will be provided by the Designated Agent to the Trustee in time for the Trustee to vote or tender (as the case may be) the shares in accordance with Participants' instructions.

         In the absence of the exercise of his Voting Rights or his Tender Rights, shares held in a Participant's Account(s) shall not be voted or tendered (as the case may be) by the Trustee. Shares held in the Trust other than in Participants' Account(s) shall not be voted or tendered by the Trustee except at the specific written direction of the Employer.

         Participant voting instructions may be transmitted in any reasonable form agreed upon by the Trustee and the Designated Agent.

         The Trustee and the Designated Agent shall act with respect to all matters relating to the exercise of Voting Rights and Tender Rights in such a way as to reasonably insure that there is no disclosure to the Employer or a related party of a Participant's vote or of acceptance of a tender offer. Notwithstanding the foregoing, unless otherwise advised in writing by the representative of the Employer responsible for working with the Trustee and Designated Agent to maintain confidentiality, the Trustee may furnish the Employer with information relating to the overall purchase, sale, voting, tender or similar matters relating to all of the shares held by the Trustee so long as such information does not identify, and cannot be reasonably anticipated as identifying the actions of any specific Participant with respect to such shares.

         Without limiting the generality of the foregoing, the Designated Agent shall establish procedures for the exercise of Tender Rights which will insure that a Participant who has directed any Designated Agent to tender or withhold from tender any or all of the shares may, at any time prior to the tender offer withdrawal deadline, instruct the Designated Agent to withdraw or tender, and the Designated Agent shall withdraw or tender such shares prior to the tender offer or withdrawal deadline. A Participant shall not be limited as to the number of instructions to tender or withdraw that the Participant may give to the Designated Agent.

         Agent shall withdraw or tender such shares prior to the tender offer or withdrawal deadline. A Participant shall not be limited as to the number of instructions to tender or withdraw that the Participant may give to the Designated Agent.

(5) DISTRIBUTION OF ACCRUED BENEFITS. The portion of a Participant's Accrued Benefit payable under Article VI (other than a Hardship Withdrawal, which shall always be distributed in cash) shall be distributed entirely in cash or entirely by delivery of shares as directed by the Participant. In the event the Participant directs a distribution in cash, the Trustee shall sell the shares allocated to his Account as near as reasonably possible (as determined under a uniform procedure designed to treat Participants similarly situated in a similar manner) to the date of distribution.

         With regards to shares of Benchmark Electronics, Inc. Common Stock attributable to the Employer Stock Ownership Plan, if such shares are not readily tradable on an established securities market, the following provisions would apply:

         1) To liquidate Benchmark Electronics, Inc. Common Stock to cash, the Trustee may sell such Benchmark Electronics, Inc. Common Stock to the Employer or Participating Employer. The proceeds of such sales of Benchmark Electronics, Inc. Common Stock shall be included in such Participant 's Accrued Benefit payable.

         2) In making sales of Benchnnark Electronics, Inc. Common Stock, the Trustee shall exercise its discretion with respect to the timing of such sales. If Benchmark Electronics, Inc. Common Stock is sold to the Employer or a Participating Employer, the sales price shall be determined by the Trustee as follows:
                  Benchmark Electronics, Inc. Common Stock shall be valued by the Trustee on the basis of independent appraisals obtained and approved by the Employer on a periodic basis.

         3) In making purchases of Benchmark Electronics, Inc. Common Stock, the Trustee shall exercise its discretion with respect to the timing of such purchases and the determination of the average prices assigned to shares of Benchmark Electronics, Inc. Common Stock purchased over such period of time as the Trustee deems appropriate. If the Trustee is an officer, director or affiliate of the Employer, any purchase of Benchmark Electronics, Inc. Common Stock shall be effected in accordance with provisions of Rule lOb-18 of the Securities Exchange Act of 1934.

         4) No commissions or other fees shall be payable with respect to any transaction with the Employer or a Participating Employer.

         5) If Company Stock is distributed to a Participant, a Participant has a right to require the Employer to repurchase the Company Stock distributed to such Participant under a fair valuation formula. Such Stock shall be subject to the provisions of a put option. The put option shall be exercised only by a Participant, by the Participant's donees, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of the Participant 's death. The put option must permit a Participant to sale the Company Stock to the Employer. Under no circumstances may the put option bind the Plan. However, it shall grant the Plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised.

                  The put option shall commence as of the day following the date the Company Stock is distributed to the Former Participant and end on the 60th day thereafter and if not exercised within such 60 day period, an additional 60 day option shall commence on the first day of the fifth month of the Plan .Year next following the date the Stock was distributed to the Former Participant. However, in the case of Company Stock that was distributed but ceases to be so traded within either of the 60 day periods described herein, the Employer must notify each holder of such Company Stock in writing on or before the tenth day after the date the Company Stock ceases to be so traded that the remainder of the applicable 60 day period the Company Stock is subject to the put option. The number of days between the tenth day and the date on which the notice is actually given, if later than the tenth day, must be added to the duration of the put option. The put option is exercised by the holder notifying the Employer in writing that the put option is being exercised; the notice shall state the name and address of the holder and the number of shares to be sold. The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the value of the Company Stock determined by the Employer and Trustee as described above.

(6) ACCOUNT REALIGNMENT. Participants may realign account investments at any time, including, without limitation, the Benchmark Electronics, Inc. Common Stock Account.

(7) PARTIAL ACCOUNT LIQUIDATION. All in-service account liquidations, for such events as withdrawals, fee payments, or participant loans, shall be prorata, across all funds in the source or sources liquidated including, without limitation, Benchmark Electronics, Inc. Common Stock.

                                  ADDENDUM 9.11
                             ADOPTION AGREEMENT #011
               NONSTANDARDIZED CODE SS.401(K) PROFIT SHARING PLAN

Sections 9.11 (a)(5) and (b)(4) apply with the following modifications:

Participants shall not be entitled to share in any earnings allocated after payment of the entire vested balance except to the extent the funds were advanced from the Participant's account at the time of payment.

Contributions received in an account subsequent to the distribution of the total vested balance shall be entitled to earnings until the vested balance is distributed.